UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 16, 2014

ENDO INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Fitzwilliam Square, Dublin 2 Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-669-6634

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 16, 2014, Endo International plc (“Endo”) issued a press release announcing that it has delivered a proposal to acquire all of the outstanding shares of Auxilium Pharmaceuticals, Inc. (“Auxilium”) for a per share consideration of $28.10 in a cash and stock transaction. As described in the press release, Endo executives will discuss the proposed transaction with analysts and investors on a conference call at 5:15 p.m. ET on September 16, 2014. Investor presentation materials for the conference call have been posted to Endo’s website. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, and copies of the investor presentation and other documents relating to the proposal have been separately filed pursuant to Rule 425 under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of Endo International plc dated September 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO INTERNATIONAL PLC

Dated: September 16, 2014	By:	/s/ CAROLINE B. MANOGUE
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer & Company Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Endo International plc dated September 16, 2014.